                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                         a CIGNA company
                                      ------------------------------------------

CORPORATE MASTER APPLICATION

                                                          PLAN NUMBER:  Specimen

 1a. Corporation Name

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  b. Corporate Tax I.D.

     --   --  -  --   --   --   --   --   --   --
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  c. Address (NO., STREET, CITY, STATE & ZIP CODE)

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 2. Owner:     / / Corporation is Owner of all policies
               / / Insured is the Owner unless otherwise designated on the
                   Insured's Enrollment Form
               / / Other: (SPECIFY NAME, ADDRESS & TAX I.D. NUMBER)

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 3. To whom shall premium notices and correspondence be sent?  (SPECIFY PERSON.
    ALSO INCLUDE ADDRESS IF OTHER THAN 1C.)

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 4. Beneficiary:    / / Corporation
                    / / As designated by individual policy Owner
                    / / Other: (SPECIFY NAME AND ADDRESS)

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 5a. Plan of Insurance:
     / / Corporate UL              / / Other ________________
     / / Corporate UL II
     / / Whole Life COLI #  ___________
--------------------------------------------------------------------------------
 5b. Death Benefit Options:
    / / Specified Amount     / / Other______________________
    / / Specified Amount Plus Fund Value
    / / Specified Amount Plus Premium
--------------------------------------------------------------------------------
 5c. Additional Benefits (IF AVAILABLE)
     / / Substitute Life Rider     / / WP     / / AI     / / Other (PLEASE
                                                             SPECIFY)
--------------------------------------------------------------------------------
 6. Shall the Automatic Premium Loan Provision (if available) be made effective? / / Yes / / No
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 7.  Effective Date of Plan:
      Mo.         Day         Yr.
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 8.  ADDITIONAL INSTRUCTIONS


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 9.  HOME OFFICE CHANGES OR CORRECTIONS


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 I (We) have read the above questions and answers and declare that they are complete and true to the best of my (our) knowledge and belief.  I (We) agree,
 a) that this Corporate Master Application, the Insured's Enrollment Form and Corporate Sponsored Life Insurance Application shall form a part of any Policy issued, and b) that no Agent/Representative of the Company shall have the authority to waive a complete answer to any question in this Application, transfer insurability, make or alter any contract, or waive any of the Company's other rights or requirements. I (We) further agree that no insurance shall take effect unless and until the initial premium has been paid during the lifetime of the Proposed Insureds.

 Changes or corrections made by the Company and noted in Item 9 above are ratified by the Owner upon acceptance of a contract containing this Application with the noted changes or corrections. In those states where written consent is required by statute or State Insurance Department regulation, amendments as to plan, amount, age at issue, classification, or benefits will be made only with the Owner's written consent.

Dated at                        on                                 19
         ----------------------    --------------------------------  -----
            City and State                 Month         Day         Year
-------------------------------    -----------------------------------------
Licensed Agent/Representative      Signature of Corporate Officer
 B10163

CERTIFICATION BY LICENSED REPRESENTATIVE
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 The Licensed Representative who witnessed the signature on the Application certifies that:

 1. He/she asked all the questions on the Application and recommends this risk to Connecticut General without reservation.

 2.  The insurance applied for
      / / is not intended to replace existing life Insurance.
     / / is intended to replace existing life insurance


     -----------------------------------    ------------------------------------
               Date                         Signature of Licensed Representative


--------------------------------------------------------------------------------



 ALL COMMISSIONS AND FEES (IF ANY) SHALL BE PAID TO:


 Name                                        Share %
     ------------------------------------            --------------------
 Name                                        Share %
     ------------------------------------            --------------------
 Name                                        Share %
     ------------------------------------            --------------------
 Name                                        Share %
     ------------------------------------            --------------------
 Name                                        Share %
     ------------------------------------            --------------------


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
                                      CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                                  a CIGNA company
                                  ----------------------------------------------

CORPORATE EMPLOYEE LIFE INSURANCE APPLICATION
PART I

1a. Full First Name         Middle Initial       Last Name                    b. Proposed Insured's SS#          c. Sex
                                                                                                                    / /  M / / F
                                                                          -- -- -- - -- -- - -- -- -- --
-----------------------------------------------------------------------------------------------------------------------------------
 d. Date of Birth     Month     Day     Year   e. Place of Birth   City    State                   f. Phone Home:
                             /     /                                                                        Work:
-----------------------------------------------------------------------------------------------------------------------------------
2a. Name of Employer                                                         b. Occupation
-----------------------------------------------------------------------------------------------------------------------------------
3a. Plan of Insurance:     / / CORP UL        / / WHOLE LIFE COLI # ______________  b. Death Benefit: $__________________________
                          / / CORP UL II      / / Other (Please Specify)
-----------------------------------------------------------------------------------------------------------------------------------
4.   Have you ever applied for any Life or Health Insurance which                 Details of "Yes" answers to questions 4 - 15
     resulted in your being turned down, asked to pay an extra premium          ------------------------------------------------
     or issued a reduced face amount?        / / Yes  / / No
-----------------------------------------------------------------------------------------------------------------------------------
5.   What is your exact height and weight?
         ft.           in.               lbs.
-----------------------------------------------------------------------------------------------------------------------------------
6.   Have you ever had or consulted a physician, hospital or other medical facility for: any disease of the heart, blood vessels or lungs; tumor or cancer; elevated blood pressure; nervous system disorder; mental, emotional or behavioral disorder;
     diabetes, kidney or urinary disorder; disease of the stomach, intestines, or liver; treatment for anemia or any other
     blood disorder, alcoholism or drug abuse; or major
     accident?                               / / Yes  / / No
-----------------------------------------------------------------------------------------------------------------------------------
7.   Have you been diagnosed by a physician, hospital or other
     medical facility or been treated for Acquired Immune
     Deficiency Syndrome or an AIDS related
     condition?                              / / Yes  / / No
-----------------------------------------------------------------------------------------------------------------------------------
8.   During the last 90 days have you been actively at work on a fulltime basis and not absent from work because of illness
     or injury for more than 3 days?         / / Yes  / / No
-----------------------------------------------------------------------------------------------------------------------------------
9.   Do you contemplate flying, or have you flown during
     the past 2 years as a pilot, student pilot,
     or crew member?                         / / Yes  / / No
     IF "YES," AN AVIATION SUPPLEMENT IS REQUIRED.
-----------------------------------------------------------------------------------------------------------------------------------

10.  Do you plan to participate or have you participated within the past 2 years in motor vehicle or boat racing, hang
     gliding, or sky, skin, scuba diving or similar
     sports?                                 / / Yes  / / No
     IF "YES," COMPLETE AVOCATION QUESTIONNAIRE.
-----------------------------------------------------------------------------------------------------------------------------------
11.  Do you contemplate residence or travel outside of the United
          States or Canada?                  / / Yes  / / No
-----------------------------------------------------------------------------------------------------------------------------------
12.  a. Name and address of your personal physician
          If none, please check / / None
     b. Date and reason last consulted.
     c. What treatment was given or medication prescribed?
-----------------------------------------------------------------------------------------------------------------------------------
13.  When and for what reason did you last consult any physician?
     Give details and name and address of the physician in space provided at right.
-----------------------------------------------------------------------------------------------------------------------------------
14.  Have you used tobacco in any form within the last 12 months?
     / / Yes  / / No (IF "YES," DESCRIBE FREQUENCY, QUANTITY AND
          KIND OF TOBACCO USED IN SPACE PROVIDED)
-----------------------------------------------------------------------------------------------------------------------------------
15.  Will you discontinue or otherwise stop paying
     premiums on any Life Insurance or Annuity if this
     insurance is issued?                    / / Yes  / / No
-----------------------------------------------------------------------------------------------------------------------------------

B10162 (Page 1)


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16.  ADDITIONAL INSTRUCTIONS                                                      17. HOME OFFICE CHANGES OR CORRECTIONS



-----------------------------------------------------------------------------------------------------------------------------------

  I (We) have read the above questions and answers and declare that they are complete and true to the best of my (our) knowledge and belief. I (We) agree,
  a) that this Corporate Employee Life Insurance Application, the Insured's
  Enrollment Form and the Corporate Master Application Number______________ shall form a part of the Policy issued, and b) that no Agent/Representative of Connecticut General Life Insurance Company shall have the authority to waive a complete answer to any questions in this Application, transfer insurability, make or alter any contract, or waive any of Connecticut General Life Insurance
  Company's other rights or requirements. I (We) further agree that no insurance shall take effect unless and until the initial premium has been paid during the lifetime of the Proposed Insured. I (We) understand that the Beneficiary and Owner shall be as designated on the Corporate Master
  Application and the Insured's Enrollment Form.

  Changes or corrections made by Connecticut General Life Insurance Company and noted in Item 17 above are ratified by the Owner upon acceptance of a contract containing this Application with the noted changes or corrections. In those states where written consent is required by statute or State Insurance
  Department regulation, amendments as to plan, amount, age at issue, classification, or benefits will be made only with the Owner's written consent.

  ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR
  OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM
  CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF
  MISLEADING, ANY INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A
  FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AS DETERMINED BY A COURT OF
  COMPETENT JURISDICTION.

-----------------------------------------------------------------------------------------------------------------------------------
  Dated at (City and State)                                                      Month, Day & Year
                                                                             on
-----------------------------------------------------------------------------------------------------------------------------------
  Witness - Licensed Agent/Representative                                 Signature of Proposed Insured

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  Witness                                                                 Signature of Applicant/Owner if other than
                                                                          Proposed Insured

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B10162 (Page 2)                                                                                                           NO. NUMBER

TAX CERTIFICATION


  CERTIFICATION - Under penalties of perjury, I, the Owner of the policy applied for, certify that:
  (1) The number shown on this form is my correct Taxpayer Identification Number
  (or I am waiting for a number to be issued to me), and
  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

  CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by IRS that you were subject to backup withholding you received another notification from IRS that you are no longer subject to backup withholding, do not cross out item (2).

-----------------------------------------------------------------------------------------------------------------------------------
  Taxpayer Identification Number (of Proposed Insured                 Backup Withholding on Accounts Opened
  or Owner if other than Proposed Insured)                              After 12/31/83
                                          -------------------------  -------------------------------------------------------------
                                           Social Security Number     Check the box if you are
                                                                      NOT subject to backup withholding under the provisions
Enter your taxpayer identification        -------------------------   of Section 3406(a)(1)(C) of the
number in the appropriate box.  For                                   Internal Revenue Code _ _ _ _ _ _ _ _ / /
most individual taxpayers, this is
their social security number.                        OR

                                          -------------------------
                                           Employer Identification
                                           Number


                                          -------------------------

----------------------------------------------------------------------------------------------------------------------------------
  Certification - Under penalties of perjury, I certify that the information provided on this Tax Certification is true, correct and complete.

  Signed on ______________________________________ , 19 ____    ___________________________________________________________
              Month                 Day                 Year                               Signature of Owner
----------------------------------------------------------------------------------------------------------------------------------

                                  AUTHORIZATION

The purpose of this authorization is to allow the Insurance Company to determine your eligibility for life or health insurance coverage or claim for benefits under a life or health policy.

I AUTHORIZE any medical professional, hospital, medical care institution, insurer, Medical Information Bureau, Inc., consumer reporting agency, Social Security Administration, employer, or other person having records or knowledge of me or my family members' physical or mental health, or any other information bearing on my insurability, to give Connecticut General Life Insurance Company, and its reinsurers, or any consumer reporting agency acting on the Company's behalf, any such information. This shall include all information about my medical history, diagnosis, treatment, and prognosis including information regarding alcohol or drug abuse.

I AUTHORIZE the Insurance Company to have a blood sample and urine sample analyzed for the purpose of underwriting my application for insurance coverage. The analysis of the blood and urine sample may include, but is not limited to, tests where allowed by law for diabetes, liver function, kidney disorders, cholesterol and related blood lipids, presence of acquired immune deficiency syndrome antibodies, immune disorders, or the presence of medication, drugs, or nicotine. I AUTHORIZE the Insurance Company to disclose the results of these tests to the Medical Information Bureau described in the Important Notice.

I UNDERSTAND THAT my medical records may be protected by certain Federal Regulations, especially as they apply to any drug or alcohol abuse data. I understand that I may revoke this authorization at any time as it pertains to any such drug or alcohol abuse data by written notification; however, any action taken prior to revocation will not be affected.

This authorization shall be valid for a period of two years after the date it is signed. A photographic copy of this authorization shall be as valid as the original. I will be given a copy of this authorization at my request. An investigative consumer report may be obtained and if such report is obtained, I may request to be interviewed in connection with the preparation of that report. If a consumer report is obtained I / / do / / do not request to be interviewed.

I ACKNOWLEDGE the receipt of the "Important Notice" containing Fair Credit Reporting Act and Medical Information Bureau, Inc. information.

Signed on ______________, 19 ______  _______________________________
          Month     Day       Year    Signature of Proposed Insured

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                           HARTFORD, CONNECTICUT 06152

                              ENROLLMENT FORM
                             (SMOKER DISTINCT)
                  INSURED                              OWNER
                                   (Complete if other than Insured or Employer)
                                              (If Trust, include VTA)

NAME
    -----------------------------------    ------------------------------------

SS/TAX ID#
          -----------------------------    ------------------------------------


TAX CERTIFICATION  - Under penalties of perjury, we certify that our correct
     Social Security and/or Tax identification Numbers are shown and that we are not subject to back up withholding.

Address
       --------------------------------      ---------------------------------
       --------------------------------      ---------------------------------
       --------------------------------      ---------------------------------
DATE OF BIRTH         /        /                  SEX       M       F
              -------- -------- --------              ------  ------
YES       NO        Has the Insured smoked CIGARETTES within the past 12 months?
    -----    -----

YES       NO        Has the Insured been ACTIVELY-AT-WORK*?  IF "NO", please
                    describe the nature of any absences:
--------------------------------------------------------------------------------
* ACTIVELY-AT-WORK is defined as: Performing all normal duties of the position on a full time basis for not less than 35 hours per week and not absent from work due to accident, illness or other condition for more than any three days of the ninety days prior to first becoming eligible to participate in the life insurance program being applied for. Connecticut General reserves the right to request recertification of the above information for deaths occurring within two years of the enrollment date or any increase thereafter and to contest any claim during that period.

BENEFICIARY DESIGNATION - All primary beneficiaries who survive the Insured shall share equally, unless otherwise indicated. If no primary beneficiary survives the Insured, benefits will be paid to the contingent beneficiaries surviving the Insured in equal shares, unless otherwise indicated.

                              NAME                               RELATIONSHIP
PRIMARY
             ---------------------------           ----------------------------
             ---------------------------           ----------------------------
             ---------------------------           ----------------------------
CONTINGENT
             ---------------------------           ----------------------------
             ---------------------------           ----------------------------
             ---------------------------           ----------------------------

As long as I continue to work for my current Employer, Connecticut General shall change the Specified Amount of insurance in accordance with my Employer's written request to change such Specified Amount. Each change shall be subject to Connecticut General's underwriting limitations and requirements then in effect, including but not limited to, my being ACTIVELY-AT-WORK* at the time of each change.

----------------------------------------------------------        --------------
  INSURED'S SIGNATURE                                                      DATE

----------------------------------------------------------        --------------
  OWNER'S SIGNATURE (IF OTHER THAN INSURED OR EMPLOYER)                   DATE

  B10177

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                           HARTFORD, CONNECTICUT 06152

                                 ENROLLMENT FORM
                                 (UNISMOKE ONLY)
           INSURED                                   OWNER
                                 (Complete if other than Insured or Employer)
                                            (If Trust, include VTA)

NAME
     --------------------------------            ----------------------------
SS/TAX ID#
           --------------------------            ----------------------------
     TAX CERTIFICATION - Under penalties of perjury, we certify that our correct Social Security and/or Tax Identification Numbers are shown and that we are not subject to back up withholding.

Address
        -----------------------------           ---------------------------
          ---------------------------            ---------------------------

          ---------------------------            ---------------------------

DATE OF BIRTH     /    /              SEX       M       F
              ---- ---- ----              ------  ------

YES       NO        Has the Insured been ACTIVELY-AT-WORK*?  IF "NO", please
    -----    -----  describe the nature of any absences:
--------------------------------------------------------------------------------
     * ACTIVELY-AT-WORK is defined as: Performing all normal duties of the position on a full time basis for not less than 35 hours per week and not absent from work due to accident, illness or other condition for more than any three days of the ninety days prior to first becoming eligible to participate in the life insurance program being applied for. Connecticut General reserves the right to request recertification of the above information for deaths occurring within two years of the enrollment date or any increase thereafter and to contest any claim during that period.

BENEFICIARY DESIGNATION - All primary beneficiaries who survive the Insured shall share equally, unless otherwise indicated. If no primary beneficiary survives the Insured, benefits will be paid to the contingent beneficiaries surviving the Insured in equal shares, unless otherwise indicated.

                         NAME                          RELATIONSHIP

PRIMARY:
        --------------------------------   -------------------------------------
        --------------------------------   -------------------------------------
        --------------------------------   -------------------------------------

CONTINGENT:
           -----------------------------   -------------------------------------
           -----------------------------   -------------------------------------
           -----------------------------   -------------------------------------

     As long as I continue to work for my current Employer, Connecticut General shall change the Specified Amount of insurance in accordance with my Employer's written request to change such Specified Amount. Each change shall be subject to Connecticut General's underwriting limitations and requirements then in effect, including but not limited to, my being ACTIVELY-AT-WORK* at the time of each change.

    ---------------------------------------------------     --------------------
    INSURED'S SIGNATURE                           DATE

    ---------------------------------------------------     --------------------
    OWNER'S SIGNATURE (IF OTHER THAN INSURED OR   DATE
    EMPLOYER)
    B10178